Exhibit 99.1

Goldrich Announces Closing of Private Placement Financing

Spokane, WA – June 9, 2014 - Goldrich Mining Company (OTCQB - GRMC) (“Goldrich” or the “Company”) is pleased to announce the closing of the first tranche of a private placement of its common stock and warrants to purchase shares of its common stock.  The private placement resulted in gross proceeds to the Company of approximately $781,000. The aggregate proceeds of the private placement will be used primarily for ongoing development of Goldrich’s Chandalar property in Alaska and general operating expenses.

Pursuant to the private placement, the Company sold 14,208,637 units at a price of $0.055 per unit.  Each unit consists of one share of the Company’s common stock, and one half of a Series N warrant.  Each full Series N warrant is exercisable to purchase one additional share of common stock of the Company at $0.11, for a period of five years following the date of issuance.

Of the total issuance, officers and directors of the Company purchased 487,272 units, contributing $26,800 of the total proceeds of the private placement.  Such units were purchased on the same terms and conditions as the purchase of units by other investors in the private placement.

The terms of the warrants include a call option for the Company.  In the event that the Company’s common shares trade at a weighted volume average price equal to or greater than $0.22 for a period of 20 out of 30 consecutive trading days at any time following the issuance of the respective warrants, and the average trading volume of the common stock for 20 out of 30 consecutive trading days was at least 120,000 shares, the Company may, in its sole discretion, accelerate the expiration date of the respective warrants by giving written notice to the holders thereof within 14 business days of the occurrence thereof, and in such case, the warrants will expire on the close of business on the date next preceding the Redemption Date.  The Company’s right to call the warrants is also dependent on (i) a registration statement under the United States Securities Act of 1933, as amended (the “Securities Act”), registering for sale the Warrant Shares, has been filed with the United States Securities and Exchange Commission and is in effect on the date of written notice of the redemption (the “Notice Date”) and the redemption date contained therein and (ii) there exists on the Notice Date a public trading market for the Company's common stock and such shares are listed for quotation on the NASDAQ Stock Market, the OTC Electronic Bulletin Board, or a national securities exchange The Company granted piggyback registration rights to such investors.

This press release does not constitute an offer to sell or a solicitation of an offer to buy any of the securities described herein.  None of the common stock or warrants have been or will be registered under the Securities Act or any applicable securities laws of any state of the United States and may not be offered or sold absent such registration or an available exemption therefrom.  The securities were issued to qualified investors pursuant to exemptions from such registration requirements.  The warrants may not be exercised except pursuant to exemptions under the Securities Act and any applicable securities laws of any state of the United States.

About Goldrich Mining

Goldrich Mining Company (OTCQB: GRMC) is a U.S. based gold exploration and development company focused on Alaska's emerging Chandalar Gold District 190 miles north of Fairbanks. The company signed a joint-venture agreement in 2012 to develop the placer deposits of Chandalar and commercial production is anticipated to commence in the summer of 2015. The company expects to utilize the non-

dilutive funds generated from placer operations to further advance hard rock exploration at its Chandalar gold project.

For additional information regarding Goldrich Mining Company or this news release, contact Mr. William Schara via telephone at (509) 768-4468 or info@goldrichmining.com.

Forward-Looking Statements

This news release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward looking statements concern our anticipated use of proceeds from the offering, any subsequent offerings of our securities, our ability to call the warrants, our anticipated results and developments in the Company’s operations in future periods, planned exploration of its properties, plans related to its business and other matters that may occur in the future. These statements relate to analyses and other information that are based on forecasts of future results, estimates of amounts not yet determinable and assumptions of management.

Any statements that express or involve discussions with respect to predictions, expectations, beliefs, plans, projections, objectives, assumptions or future events or performance (often, but not always, using words or phrases such as “expects” or “does not expect”, “is expected”, “anticipates” or “does not anticipate”, “plans”, “estimates” or “intends”, or stating that certain actions, events or results “may”, “could”, “would”, “might”, “should” or “will” be taken, occur or be achieved) are not statements of historical fact and may be forward-looking statements. Forward-looking statements are subject to a variety of known and unknown risks, uncertainties and other factors which could cause actual events or results to differ from those expressed or implied by the forward-looking statements, including, without limitation:

•

risks related to our ability to continue as a going concern being in doubt;

•

risks related to our history of losses;

•

risks related to our outstanding gold forward sales contracts and notes;

•

risks related to need to raise additional capital to fund our exploration and, if warranted, development and production programs;

•

risks related to our property not having any proven or probable reserves

•

risk related to our limited history of commercial production;

•

risks related to our dependence on a single property – the Chandalar property;

•

risks related to climate and location restricting our exploration and, if warranted, development and production activities;

•

risks related to our mineralization estimates being based on limited drilling data;

•

risks related to our exploration activities not being commercially successful;

•

risks related to actual capital costs, production or economic return being different than projected;

•

risk related to our joint venture arrangements;

•

risks related to mineral exploration;

•

risks related to increased costs;

•

risks related to a shortage of equipment and supplies;

•

risk related to fluctuations in gold prices;

•

risks related to title to our properties being defective;

•

risks related to title to our properties being subject to claims;

•

risks related to estimates of mineralized material;

•

risks related to government regulation;

•

risks related to environmental laws and regulation;

•

risks related to land reclamation requirements;

•

risks related to future legislation regarding mining laws;

•

risks related to future legislation regarding climate change;

•

risks related to our lack of insurance coverage for all risks;

•

risks related to competition in the mining industry;

•

risks related to our dependence on key personnel;

•

risks related to our executive offices not dedicating 100% of their time to our company;

•

risks related to potential conflicts of interest with our directors and executive officers;

•

risks related to market conditions; and

•

risks related to our shares of common stock.

This list is not exhaustive of the factors that may affect our forward-looking statements. Some of the important risks and uncertainties that could affect forward-looking statements are discussed in the Company’s latest Annual Report on Form 10-K and Quarterly Report on Form 10-Q and other documents filed with the U.S. Securities and Exchange Commission. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those anticipated, believed, estimated or expected. We caution readers not to place undue reliance on any such forward-looking statements, which speak only as of the date made. We disclaim any obligation subsequently to revise any forward-looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events, except as required by law.